UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2004

Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C12)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-108944-05 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C12, which was made on September 17, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on September 17, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 22, 2004
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-5

Page 7-9

Page 12-15
Page 16-19

Page 22-25
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Historical REO Report
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
WBCM4C12
WBCM4C12_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
8-Jul-04
17-Aug-04
17-Jul-41
Rating Information
Defeased Loans
Page 33-34

Parties to The Transaction
Depositor: Wachovia Commercial Mortgage Securities, Inc.
Underwriter: Wachovia Securities/Citigroup Global Markets Inc/J.P. Morgan Securities Inc
Master Servicer: Wachovia Bank, National Association
Special Servicer: Clarion Partners, LLC
Rating Agency: Standard & Poor's/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.455766%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
REMIC II
Statement Date:
ABN AMRO Acct: 721919.1
988.919200800
11.132215000
0.000000000
977.786985800
2.805234200
Fixed
0.00
0.00
0.000000000
3.40400000%
0.000000000
929766SC8
A1
50,000,000.00
49,445,960.04
556,610.75
0.00
48,889,349.29
140,261.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.167500000
Fixed
0.00
0.00
0.000000000
5.00100000%
0.000000000
929766SD6
A2
199,000,000.00
199,000,000.00
0.00
0.00
199,000,000.00
829,332.50
1000.000000000
0.000000000
0.000000000
1000.000000000
4.358333293
5.230000000%
0.00
0.00
0.000000000
5.23000000%
0.000000000
929766TL7
A3
82,000,000.00
82,000,000.00
0.00
0.00
82,000,000.00
357,383.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674125
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766TM5
A4
474,876,000.00
474,876,000.00
0.00
0.00
474,876,000.00
2,141,536.01
999.624064904
0.377715138
0.000000000
999.246349767
4.356694891
5.230000000%
0.00
0.00
0.000000000
5.23000000%
0.000000000
929766SK0
A1-A
115,031,000.00
114,987,755.81
43,448.95
0.00
114,944,306.86
501,154.97
999.438165636
0.000000000
0.000000000
998.873720456
0.178997653
0.134062603%
0.00
0.00
0.000000000
0.21491793%
0.000000000
N
929766SJ3
IO
1,063,096,508.00
1,062,499,223.85
0.00
0.00
1,061,899,164.15
190,291.78
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674034
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SE4
B
25,248,000.00
25,248,000.00
0.00
0.00
25,248,000.00
113,860.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674264
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SF1
C
9,302,000.00
9,302,000.00
0.00
0.00
9,302,000.00
41,948.99
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674192
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SG9
D
22,590,000.00
22,590,000.00
0.00
0.00
22,590,000.00
101,873.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674506
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SH7
E
10,630,000.00
10,630,000.00
0.00
0.00
10,630,000.00
47,937.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509673886
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SL8
F
11,959,000.00
11,959,000.00
0.00
0.00
11,959,000.00
53,931.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509673886
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SM6
G
11,959,000.00
11,959,000.00
0.00
0.00
11,959,000.00
53,931.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.509674142
5.235560158%
0.00
0.00
0.000000000
5.41160896%
0.000000000
929766SN4
H
13,288,000.00
13,288,000.00
0.00
0.00
13,288,000.00
59,924.55
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SP9
J
3,986,000.00
3,986,000.00
0.00
0.00
3,986,000.00
16,940.50
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SQ7
K
2,657,000.00
2,657,000.00
0.00
0.00
2,657,000.00
11,292.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SR5
L
5,315,000.00
5,315,000.00
0.00
0.00
5,315,000.00
22,588.75
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.455766%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
REMIC II
Statement Date:
ABN AMRO Acct: 721919.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SS3
M
3,986,000.00
3,986,000.00
0.00
0.00
3,986,000.00
16,940.50
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766ST1
N
2,657,000.00
2,657,000.00
0.00
0.00
2,657,000.00
11,292.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000000
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SU8
O
2,657,000.00
2,657,000.00
0.00
0.00
2,657,000.00
11,292.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250000063
5.100000000%
0.00
0.00
0.000000000
5.10000000%
0.000000000
929766SV6
P
15,955,508.00
15,955,508.00
0.00
0.00
15,955,508.00
67,810.91
999.999967541
0.000000000
0.000000000
999.999967541
4.532591251
5.262300000%
0.00
0.00
0.000000000
5.43911000%
0.000000000
929766SW4
MAD
13,555,555.00
13,555,554.56
0.00
0.00
13,555,554.56
61,441.79
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR4249
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,076,652,063.00
1,076,054,778.41
5,453,026.75
Total
1,075,454,718.71
600,059.70
0.00
4,852,967.05
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.455766%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
Grantor Trust
Statement Date:
ABN AMRO Acct: 721919.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR4223
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.455766%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
107
Loan REMIC - Madison Avenue
Statement Date:
ABN AMRO Acct: 721919.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.532591707
5.262300000%
0.00
0.00
0.000000000
5.43911000%
0.000000000
Pooled
82,000,000.00
82,000,000.00
0.00
0.00
82,000,000.00
371,672.52
999.999967541
0.000000000
0.000000000
999.999967541
4.532591655
5.262300000%
0.00
0.00
0.000000000
5.43911000%
0.000000000
Non-pooled
13,555,556.00
13,555,555.56
0.00
0.00
13,555,555.56
61,441.80
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LR-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
95,555,556.00
95,555,555.56
433,114.32
Total
95,555,555.56
0.00
0.00
433,114.32
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,701,214.68
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,890,609.07
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/T
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Non Recoverable Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Master Servicing Fee Summary
Master Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Master Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
4,854,760.49
)
(1,793.42
0.00
0.00
0.00
)
(1,793.42
572,437.52
27,622.20
600,059.72
)
(0.02
0.00
0.00
0.00
0.00
)
(0.02
600,059.70
5,454,820.19
5,453,026.76
1,076,054,779.94
97
600,059.72
)
(0.02
0
0.00
0.00
0
0.00
0
1,075,454,720.24
97
0.00
0.00
27,622.20
189,394.38
27,622.20
189,394.38
35,848.58
0.00
0.00
1,643.14
37,491.72
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(35,848.58
4,852,967.06
Less Other Interest Not Advanced
0.00
189,394.38
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Grace Period Interest
Advance Interest
Plus Trustee Fees Paid by Servicer
0.00
Grace Period Servicing Fee
Deliquent Servicing Fee
Grace Period Principal
Advance Principal
189,394.38
27,622.20
1,643.14
0.00
0.00
0.00

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Statement Date:
Cash Reconciliation Summary Pool Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,187,322.61
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,326,331.17
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,294,874.56
)
(1,579.19
0.00
0.00
0.00
)
(1,579.19
537,374.51
19,236.26
556,610.77
)
(0.02
0.00
0.00
0.00
0.00
)
(0.02
556,610.75
4,851,485.31
4,849,906.12
947,511,432.55
81
556,610.77
-0.02
0
0.00
0.00
0
0.00
0
946,954,821.80
81
0.00
0.00
19,236.26
139,008.56
19,236.26
139,008.56
31,456.61
0.00
0.00
1,313.75
32,770.36
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(31,456.61
4,293,295.37
Interest Not Advanced (
Current Period
)
0.00
139,008.56
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Statement Date:
Cash Reconciliation Summary Pool Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
451,975.83
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
502,361.66
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
498,421.54
)
(191.65
0.00
0.00
0.00
)
(191.65
35,063.01
8,385.94
43,448.95
0.00
0.00
0.00
0.00
0.00
0.00
43,448.95
541,870.49
541,678.84
114,987,791.83
15
43,448.95
0.00
0
0.00
0.00
0
0.00
0
114,944,342.88
15
0.00
0.00
8,385.94
50,385.82
8,385.94
50,385.82
3,940.12
0.00
0.00
329.39
4,269.51
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(3,940.12
498,229.89
Interest Not Advanced (
Current Period
)
0.00
50,385.82
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Statement Date:
Cash Reconciliation Summary Madison Loan - Non Pooled
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
61,916.24
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
61,916.24
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
61,464.39
)
(22.59
0.00
0.00
0.00
)
(22.59
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
61,464.39
61,441.80
13,555,555.56
1
0.00
0.00
0
0.00
0.00
0
0.00
0
13,555,555.56
1
0.00
0.00
0.00
0.00
0.00
0.00
451.85
0.00
0.00
0.00
451.85
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(451.85
61,441.80
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
R-I
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A1
30
140,261.71
140,261.71
140,261.71
0.00
13.38%
13.39%
30/360
3.404000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A2
30
829,332.50
829,332.50
829,332.50
0.00
13.38%
13.39%
30/360
5.001000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A3
30
357,383.33
357,383.33
357,383.33
0.00
13.38%
13.39%
30/360
5.230000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A4
30
2,141,536.01
2,141,536.01
2,141,536.01
0.00
13.38%
13.39%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A1-A
30
501,154.97
501,154.97
501,154.97
0.00
13.38%
13.39%
30/360
5.230000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO
30
190,291.78
190,291.78
190,291.78
0.00
NA
NA
30/360
0.214917934%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
113,860.25
113,860.25
113,860.25
0.00
11.00%
11.01%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
41,948.99
41,948.99
41,948.99
0.00
10.13%
10.14%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
101,873.54
101,873.54
101,873.54
0.00
8.00%
8.01%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
47,937.84
47,937.84
47,937.84
0.00
7.00%
7.01%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
53,931.19
53,931.19
53,931.19
0.00
5.88%
5.88%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
53,931.19
53,931.19
53,931.19
0.00
4.75%
4.76%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
59,924.55
59,924.55
59,924.55
0.00
3.50%
3.50%
30/360
5.411608957%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,940.50
16,940.50
16,940.50
0.00
3.13%
3.13%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
11,292.25
11,292.25
11,292.25
0.00
2.88%
2.88%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
22,588.75
22,588.75
22,588.75
0.00
2.38%
2.38%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
16,940.50
16,940.50
16,940.50
0.00
2.00%
2.00%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
11,292.25
11,292.25
11,292.25
0.00
1.75%
1.75%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
11,292.25
11,292.25
11,292.25
0.00
1.50%
1.50%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
67,810.91
67,810.91
67,810.91
0.00
0.00%
0.00%
30/360
5.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
MAD
30
61,441.79
61,441.79
61,441.79
0.00
NA
NA
30/360
5.439110000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,852,967.05
4,852,967.05
4,852,967.05
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721919.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 1
ABN AMRO Acct: 721919.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 2
ABN AMRO Acct: 721919.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Madison Loan - Non Pooled
ABN AMRO Acct: 721919.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721919.1
Series 2004-C12
17-Sep-04
97
100.00%
1,075,454,720
99.89%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
312
5.46%
5.41%
0
0
0
0
17-Aug-04
97
100.00%
1,076,054,780
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
108
312
5.46%
5.41%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Pool Group 1
Amort
ABN AMRO Acct: 721919.1
Series 2004-C12
17-Sep-04
81
83.51%
946,954,822
87.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
111
334
5.48%
5.44%
0
0
0
0
17-Aug-04
81
83.51%
947,511,433
88.01%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
335
5.48%
5.44%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Pool Group 2
Amort
ABN AMRO Acct: 721919.1
Series 2004-C12
17-Sep-04
15
15.46%
114,944,343
10.68%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
291
5.25%
5.20%
0
0
0
0
17-Aug-04
15
15.46%
114,987,792
10.68%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
292
5.25%
5.20%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Madison Loan - Non Pooled
Amort
ABN AMRO Acct: 721919.1
Series 2004-C12
17-Sep-04
1
1.03%
13,555,556
1.26%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
358
5.48%
5.44%
0
0
0
0
17-Aug-04
1
1.03%
13,555,556
1.26%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
113
359
5.48%
5.44%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Aug-04
76,914.95
76,914.95
0.00
B
17
11-Aug-04
63,907.78
63,907.78
0.00
B
22
11-Aug-04
58,771.76
58,771.76
0.00
B
29
11-Aug-04
17,422.09
17,422.09
0.00
B
84
217,016.58
217,016.58
Total
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.06800%
1-Feb-14
WBC4C12A
Office
0.00
119,041,201
649,182

NY
5.30430%
11-Jan-14
WBC4C12C
Office
0.00
82,000,000
374,543

DC
5.29000%
11-May-11
WBC4C12A
Office
0.00
58,500,000
266,484

NC
4.92000%
11-May-14
WBC4C12A
Retail
0.00
57,500,000
243,608

NY
5.66000%
11-Jun-09
WBC4C12A
Office
0.00
35,000,000
170,586

AL
5.43000%
11-Jun-14
WBC4C12A
Retail
0.00
32,500,884
183,670

FL
5.80500%
11-May-11
WBC4C12A
Office
0.00
30,000,000
149,963

FL
6.23000%
11-Dec-13
WBC4C12A
Retail
0.00
22,818,887
141,316

NY
5.05000%
11-Jun-14
WBC4C12A
Retail
0.00
20,500,000
89,147

CA
4.56000%
11-May-14
WBC4C12B
Multifamily
0.00
18,200,000
71,465

RI
5.80000%
11-Jun-14
WBC4C12A
Retail
0.00
17,430,000
87,053

CA
4.61000%
11-Apr-09
WBC4C12B
Multifamily
0.00
17,000,000
67,485

GA
4.84000%
11-May-14
WBC4C12A
Office
0.00
16,500,000
68,768

CA
5.92000%
11-Jul-14
WBC4C12A
Industrial
0.00
16,372,168
97,484

NM
5.80000%
11-May-14
WBC4C12A
Multifamily
0.00
15,250,000
76,165

NY
5.54000%
11-Jun-14
WBC4C12A
Industrial
0.00
14,955,509
85,545

GA
4.95000%
11-May-14
WBC4C12A
Office
0.00
14,435,230
77,397
B

CA
4.26000%
11-Jun-09
WBC4C12B
Multifamily
0.00
14,000,000
51,357

PA
5.07000%
11-Jun-14
WBC4C12A
Mobile home park
0.00
13,395,762
72,725

OK
5.35450%
1-Apr-14
WBC4C12A
Retail
0.00
12,981,786
72,910

NV
5.50000%
11-Jul-14
WBC4C12A
Retail
0.00
13,000,000
61,569

OH
5.90000%
11-Jun-11
WBC4C12A
Office
0.00
12,725,000
64,650
B

MD
5.73000%
11-May-14
WBC4C12A
Office
0.00
11,955,091
69,876

NJ
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
11,946,000
44,233

GA
5.32000%
11-May-14
WBC4C12A
Retail
0.00
11,392,941
63,669

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.11000%
11-Jun-24
WBC4C12A
Retail
0.00
10,922,140
73,720

AL
5.67000%
11-Jun-11
WBC4C12A
Multifamily
0.00
10,960,000
53,512

NJ
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
10,560,000
39,101

OH
5.96000%
11-Jun-09
WBC4C12B
Multifamily
0.00
9,873,340
59,101
B

WA
5.66000%
11-Jun-14
WBC4C12B
Multifamily
0.00
9,400,000
45,815

NV
5.27000%
11-May-14
WBC4C12B
Multifamily
0.00
9,300,000
42,204

WA
5.19000%
11-Jun-14
WBC4C12A
Office
0.00
9,090,758
50,023

NJ
5.50000%
11-Jun-14
WBC4C12A
Lodging
0.00
8,960,503
55,268

MA
5.01000%
11-Jun-14
WBC4C12A
Office
0.00
8,845,405
47,697

TX
5.71000%
11-Jun-14
WBC4C12A
Retail
0.00
8,774,889
51,131

VA
5.12000%
11-May-14
WBC4C12A
Office
0.00
8,463,430
46,255

CA
5.42000%
11-Jul-19
WBC4C12A
Retail
0.00
7,943,813
65,366

NV
6.44200%
11-Jun-14
WBC4C12A
Office
0.00
7,781,287
49,004

CA
5.31000%
11-Apr-14
WBC4C12B
Multifamily
0.00
7,758,833
43,362

NJ
4.76000%
11-Apr-14
WBC4C12A
Industrial
0.00
7,690,000
31,520

ID
5.48000%
11-May-14
WBC4C12A
Multifamily
0.00
7,569,857
43,057

PA
6.07000%
11-Jul-14
WBC4C12A
Retail
0.00
7,481,067
48,644

FL
5.50000%
11-Jun-14
WBC4C12A
Lodging
0.00
7,267,964
44,828

FL
6.19000%
11-Jul-14
WBC4C12A
Office
0.00
7,238,545
44,357

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
6,960,000
25,771

WA
5.44000%
11-May-14
WBC4C12B
Multifamily
0.00
6,600,000
30,917

WI
5.85600%
11-Jun-14
WBC4C12A
Retail
0.00
6,382,342
37,781

MD
5.22000%
11-Jun-14
WBC4C12A
Self storage
0.00
6,279,932
34,672

CA
4.46000%
11-May-11
WBC4C12A
Industrial
0.00
6,032,000
23,166

SC
5.50000%
11-Jun-14
WBC4C12A
Lodging
0.00
5,993,581
36,968

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
6.08000%
11-Jul-14
WBC4C12A
Office
0.00
5,890,399
35,678

FL
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
5,848,000
21,654

WA
5.09000%
11-Jun-14
WBC4C12A
Retail
0.00
5,374,573
31,852

VA
5.45000%
11-May-14
WBC4C12A
Industrial
0.00
5,378,434
30,491

CA
5.25000%
11-Jun-14
WBC4C12A
Office
0.00
5,283,229
29,267

WA
5.66000%
11-Jun-14
WBC4C12B
Multifamily
0.00
5,200,000
25,344

AZ
5.74000%
11-May-14
WBC4C12A
Mixed use
0.00
5,031,145
29,438

MD
5.09000%
11-Jun-14
WBC4C12A
Industrial
0.00
4,983,614
27,117

NV
5.08000%
11-May-14
WBC4C12A
Retail
0.00
4,978,296
27,086

CA
6.10300%
11-Jun-14
WBC4C12A
Retail
0.00
4,937,112
30,006

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
4,920,000
18,218

NC
6.03000%
11-Jul-26
WBC4C12A
Retail
0.00
4,783,556
33,125

AL
5.36000%
11-Jun-09
WBC4C12B
Multifamily
0.00
4,700,000
21,693

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
4,696,000
17,388

FL
5.70000%
11-Jun-14
WBC4C12A
Self storage
0.00
4,636,700
26,989

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
4,480,000
16,588

TX
5.49000%
11-Jun-14
WBC4C12A
Office
0.00
4,386,801
24,955

NV
5.05000%
11-May-14
WBC4C12A
Office
0.00
4,181,647
22,675

IL
5.48000%
11-Jun-19
WBC4C12B
Multifamily
0.00
3,957,384
32,810

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
3,840,000
14,219

NM
4.46000%
11-May-11
WBC4C12A
Retail
0.00
3,809,000
14,629

NV
6.37000%
11-Jun-14
WBC4C12A
Office
0.00
3,641,088
22,759

NC
5.12000%
11-Jun-14
WBC4C12A
Retail
0.00
3,488,604
19,046

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
3,376,000
12,501

MA
5.49000%
11-Jun-19
WBC4C12A
Retail
0.00
3,344,936
19,028

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
6.29000%
11-Jun-19
WBC4C12A
Retail
0.00
3,237,613
21,520

TX
5.54000%
11-Jun-24
WBC4C12A
Retail
0.00
3,178,508
22,231

GA
4.84000%
11-Jun-24
WBC4C12A
Retail
0.00
3,176,973
20,837

VA
4.46000%
11-May-11
WBC4C12A
Retail
0.00
3,116,000
11,967

NC
6.24000%
11-Jun-14
WBC4C12A
Retail
0.00
3,067,252
18,913

TX
4.94000%
11-Jun-14
WBC4C12A
Retail
0.00
2,790,521
14,929

TN
4.46000%
11-May-11
WBC4C12A
Retail
0.00
2,753,000
10,573

CA
5.31000%
11-Apr-14
WBC4C12B
Multifamily
0.00
2,723,601
18,657

FL
6.07000%
11-Jun-19
WBC4C12A
Retail
0.00
2,689,289
17,512
B

CA
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
2,624,000
9,716

MD
4.79000%
11-Jun-14
WBC4C12A
Industrial
0.00
2,612,000
15,026

NY
4.96000%
11-Jun-19
WBC4C12A
Other
0.00
2,571,313
20,507

FL
5.49000%
11-May-19
WBC4C12A
Retail
0.00
2,534,929
14,434

UT
4.30000%
11-Jun-09
WBC4C12A
Self storage
0.00
2,520,000
9,331

AL
5.07000%
11-Apr-11
WBC4C12B
Multifamily
0.00
2,426,441
13,203

SC
5.80000%
11-Jan-14
WBC4C12B
Multifamily
0.00
2,282,139
13,495

IN
4.46000%
11-May-11
WBC4C12A
Retail
0.00
1,999,000
7,677

NC
6.19000%
11-May-14
WBC4C12A
Retail
0.00
1,927,062
12,706

OK
4.46000%
11-May-11
WBC4C12A
Retail
0.00
1,926,000
7,397

FL
6.76000%
11-Jul-24
WBC4C12A
Retail
0.00
1,544,256
11,887

VA
5.29000%
11-Nov-08
WBC4C12B
Multifamily
0.00
1,522,605
9,231

NY
5.30430%
11-Jan-14
WBC4C12D
Office
0.00
13,555,556
61,916

1,075,454,720
5,492,312
0
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Available
Not Avail
Not Avail Not Avail
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
Not Avail.
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721919.1
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
9ABSR4231
NR
NR
NR
A1
929766SC8
AAA
NR
AAA
A2
929766SD6
AAA
NR
AAA
A3
929766TL7
AAA
NR
AAA
A4
929766TM5
AAA
NR
AAA
A1-A
929766SK0
AAA
NR
AAA
IO
929766SJ3
AAA
NR
AAA
B
929766SE4
AA
NR
AA
C
929766SF1
AA-
NR
AA-
D
929766SG9
A
NR
A
E
929766SH7
A-
NR
A-
F
929766SL8
BBB+
NR
BBB+
G
929766SM6
BBB
NR
BBB
H
929766SN4
BBB-
NR
BBB-
J
929766SP9
BB+
NR
BB+
K
929766SQ7
BB
NR
BB
L
929766SR5
BB-
NR
BB-
M
929766SS3
B+
NR
B+
N
929766ST1
B
NR
B
O
929766SU8
B-
NR
B-
P
929766SV6
NR
NR
NR
MAD
929766SW4
BBB-
NR
BBB-

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-II
9ABSR4249
Z
9ABSR4223
NR
NR
NR

15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C12
ABN AMRO Acct: 721919.1
Defeased Loans
Statement Date:
Disclosure
Control #
15-Sep-2004 - 11:02 (R401-R423) (c) 2004 LaSalle Bank N.A.